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Exhibit 24

POWER OF ATTORNEY

        Each of the undersigned hereby nominates, constitutes and appoints Mark S. Sexton and Kevin R. Collins, or either one of them severally, his attorneys-in-fact, with full power of substitution and resubstitution, for him in any and all capacities, to sign any or all amendments or post-effective amendments to this registration statement or any registration statement for the same offering that is effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith or in connection with the registration of common stock under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each such attorney-in-fact, or his agent or substitutes, may do or cause to be done by virtue hereof.

        This Power of Attorney has been signed by the following persons in the capacities indicated on May 20, 2003.

/s/ Mark S. Sexton		/s/ Kevin R. Collins

Name:	Mark S. Sexton	Name:	Kevin R. Collins
Title:	Chairman of the Board, President, Chief Executive Officer and Director (principal executive officer)	Title:	Executive Vice President—Finance, Treasurer and Chief Financial Officer (principal financial and accounting officer)
/s/ Alain G. Blainchard		/s/ Dennis R. Carlton

Name:	Alain G. Blainchard	Name:	Dennis R. Carlton
Title:	Director	Title:	Director
/s/ Robert J. Clark		/s/ Larry D. Estridge

Name:	Robert J. Clark	Name:	Larry D. Estridge
Title:	Director	Title:	Director
/s/ Andrew D. Lundquist		/s/ John J. Ryan, III

Name:	Andrew D. Lundquist	Name:	John J. Ryan, III
Title:	Director	Title:	Director
/s/ Scott D. Sheffield		/s/ Arthur L. Smith

Name:	Scott D. Sheffield	Name:	Arthur L. Smith
Title:	Director	Title:	Director

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  Exhibit 24